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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated October 20, 2000 relating to the financial statements and financial statement schedule, which appears in Artisan Components, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

/s/   PricewaterhouseCoopers LLP

San Jose, California
October 19, 2001